                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

                                                                            STATE
                                                                              OF
                  COMPANY                                                INCORPORATION
                  -------                                                -------------
         PMC Investment Corporation                                        Florida
         Western Financial Capital Corporation                             Florida
         First Western SBLC, Inc.                                          Florida
         PMC Funding Corp.                                                 Florida
         PMC Advisers, Ltd.                                                Texas
         PMC Capital Corp. 1996-A                                          Delaware
         PMC Asset Management, Inc.                                        Texas
         PMC Trust 1996-A                                                  Delaware
         PMC Capital Limited Partnership                                   Delaware
         Asset Investments Series A, L.L.C.                                Delaware
         First Western Series 1994-1 L.L.C.                                Delaware
         FW 97 L.L.C.                                                      Delaware
         PMC Capital, L.P. 1998-1                                          Delaware
         PMC Capital Corp. 1998-1                                          Delaware
         PMC Capital, L.P. 1999-1                                          Delaware
         PMC Capital Corp. 1999-1                                          Delaware
         PMC Joint Venture, L.P. 2000                                      Delaware
         PMC Joint Venture LLC 2000                                        Delaware
         PMC Joint Venture, L.P. 2001                                      Delaware
         PMC Joint Venture LLC 2001                                        Delaware